Exhibit 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of [ ] [ ], 20[ ], by and between Rush Enterprises, Inc., a Texas corporation (the “Company”), and [ ] (“Indemnitee”).

WHEREAS, the Company (i) has concluded that, to retain and attract talented and experienced individuals to serve as directors and officers of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors and officers and the directors and officers of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors and officers in connection with their service to the Company and its subsidiaries, and (ii) has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company’s shareholders;

WHEREAS, Chapter 8 of the Texas Business Organizations Code (the “TBOC”), under which the Company is organized, empowers the Company to indemnify by agreement its current and former directors, officers, employees and agents and persons who serve or served, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by the TBOC is not exclusive;

WHEREAS, Article 8 of the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Article VIII of the Company’s Amended and Restated Bylaws (the “Bylaws” and, together with the Certificate of Incorporation, the “Constituent Documents”) authorize the Company to limit the liability of, and indemnify, its present and former directors and officers to the fullest extent permitted by Texas law;

WHEREAS, the Company wishes to provide Indemnitee with an independent contractual right to indemnification and advancement of expenses in addition to those rights provided by the TBOC and the Constituent Documents, which right is intended to be enforceable irrespective of, among other things, any amendment to the Constituent Documents or any change in the composition of the Company Board of Directors (the “Company Board”) or any Change in Control (as defined below); and

WHEREAS, Indemnitee is willing to serve, or to continue to serve the Company or one or more subsidiaries of the Company, as a[n] [director][and][officer], and the Company wishes Indemnitee to serve, or continue his/her service, in such capacity without concern of unwarranted personal liability arising out of or related to such services to the Company;

NOW, THEREFORE, in consideration of the foregoing and Indemnitee’s agreement to provide, or continue to provide, services to the Company, the Company and Indemnitee, intending to be legally bound, hereby agree as follows:

1.     Definitions. As used in this Agreement:

(a)     A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i)     Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(ii) or 1(a)(iii)) whose election by the Company Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company Board;

(ii)     Corporate Transactions. The effective date of (A) a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity or (B) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the members of the Company Board in office immediately prior to such person attaining such percentage;

(iii)     Liquidation. The approval by the shareholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(iv)     Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

(b)     “Corporate Status” describes the status of a person who, at the request of the Company, is or was a director, officer, partner, venturer, proprietor, trustee, managing member, employee, agent, or similar functionary of any other Enterprise.

(c)     “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(d)     “Enterprise” means the Company and any other corporation, limited liability company, limited or general partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, managing member, employee, agent, or similar functionary.

(e)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)     “Expenses” shall include all reasonable attorneys’ fees and expenses, retainers, court costs, transcript costs, fees of experts (including, without limitation, auditors and accountants), witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, settling, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal(s) resulting from any Proceeding, including, without limitation, the premium, security for and other costs relating to any cost bond, supersedeas bond or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee. Should any payments by the Company to or for the account of an Indemnitee under this Agreement be determined to be subject to any federal, state or local income or excise tax, Expenses shall also include such amounts as are necessary to place Indemnitee in the same after-tax position after giving effect to all applicable taxes, Indemnitee would have been in had no such tax been determined to apply to those payments.

(g)     “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) any Enterprise or any affiliate thereof or Indemnitee in any matter material to any such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(h)     “Proceeding” shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken (or failure to act) by him or her or any action (or failure to act) on his or her part while acting as a director or officer of the Company, or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement or advancement of expenses can be provided under this Agreement; provided that the term “Proceeding” shall not include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding by Indemnitee against the Company, including, without limitation, proceedings initiated by Indemnitee or involving a counterclaim by Indemnitee, other than a Proceeding permitted by Section 7(c) or pursuant to Section 12(e).

(i)     Reference to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; references to “applicable law” shall include Texas law as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto); and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2.     Services to the Company. Indemnitee will serve or continue to serve, at the will of the Company in accordance with the Company’s bylaws, as a director or officer of one or more Enterprises for so long as Indemnitee is duly elected, appointed or requested or until Indemnitee tenders his or her resignation from all Enterprises.

3.     Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law, against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful.

4.     Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified to the fullest extent permitted by applicable law, against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Texas law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and then only to the extent that a court of the State of Texas or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such costs, judgments, penalties, fines, liabilities, amounts paid in settlement and Expenses as such court shall deem proper.

5.     Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law and to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her in connection therewith. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, judgments, penalties, fines, liabilities, amounts paid in settlement or Expenses actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to Section 12 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such costs, judgments, penalties, fines, liabilities, amounts paid in settlement and Expenses actually and reasonably incurred to which Indemnitee is entitled. For purposes of this Agreement and without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Company, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

6.     Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law and to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

7.     Limitation on Indemnification. Notwithstanding any other provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity payment in connection with any claim made against Indemnitee:

(a)     for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or under another valid and enforceable indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision and except for any payments which are required to be disgorged by Indemnitee; or

(b)     for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of other federal or state statutory law or common law; or

(c)     except as otherwise provided in Section 12(e), in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company’s directors, officers, employees or other indemnitees, unless (i) such indemnification is expressly required to be made by applicable law, (ii) the Company Board authorized the Proceeding (or any part of the Proceeding) prior to its initiation or (iii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company to the fullest extent permitted by applicable law.

The Company shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of any action, suit or proceeding without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

8.     Advances of Expenses. Notwithstanding any provision of this Agreement to the contrary, to the fullest extent permitted by applicable law, the Company shall advance the expenses incurred by Indemnitee in connection with any Proceeding within thirty (30) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances and the undertaking referred to below shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the advances and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement. As a condition to the advancement of Expenses with respect to a Proceeding, the Company may require that Indemnitee deliver to the Company (i) a written affirmation of Indemnitee’s good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under Texas law and a written undertaking providing that Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 7.

9.     Procedure for Notification and Defense of Claim.

(a)     Within thirty (30) days after service of process on Indemnitee relating to notice of the commencement of any Proceeding, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The omission to notify the Company within such thirty (30) day period will not relieve the Company from any liability which it may have to Indemnitee under this Agreement except, and then only, to the extent the failure of Indemnitee to provide such notice within thirty (30) days after receipt by Indemnitee of notice of the commencement of any Proceeding adversely affects the Company’s rights, legal position, ability to defend or ability to obtain insurance coverage with respect to such Proceeding. The omission to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Company Board in writing that Indemnitee has requested indemnification.

(b)     If the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume and control the defense of such Proceeding (with counsel consented to by Indemnitee, which consent shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, consent to such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that if (i) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee or counsel selected by the Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee or among Indemnitees jointly represented in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel, to which Indemnitee has consented as aforesaid, to assume the defense of such Proceeding, then the reasonable fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. Notwithstanding the foregoing, Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee’s expense. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above.

(c)     The Company will be entitled to participate in the Proceeding at its own expense. The Company will not, without prior written consent of Indemnitee, effect any settlement of a claim against Indemnitee in any threatened or pending Proceeding unless such settlement solely involves the payment of money and includes an unconditional release of Indemnitee from all liability on any claims that are or were threatened to be made against Indemnitee in the Proceeding.

10.     Procedure Upon Application for Indemnification.

(a)     Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 9(a), a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case: (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company Board, a copy of which shall be delivered to Indemnitee; or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Company Board, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company Board, or (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company Board, a copy of which shall be delivered to Indemnitee; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and expenses and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(b)     In the event the determination of entitlement to indemnification is to be made by the Independent Counsel pursuant to Section 10(a) hereof, the Independent Counsel shall be selected as provided in this Section 10(b). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Company Board, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Company Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1(g) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of the State of Texas for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of an Independent Counsel and/or for the appointment as Independent Counsel of a person selected by a court of the State of Texas or by such other person as a court of the State of Texas shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(c)     The Company agrees to pay the reasonable fees and expenses of the Independent Counsel selected as provided in this Section 10 and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

11.     Presumptions and Effect of Certain Proceedings.

(a)     In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Company shall have the burden of proof, by adducing clear and convincing evidence to the contrary, to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b)     If the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent a prohibition of such indemnification under applicable law; provided, however, that such 60-day period shall be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 11(b) shall not apply if the determination of entitlement to indemnification is made by Independent Counsel pursuant to Section 10(a) of this Agreement.

(c)     The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(d)     For purposes of this Agreement, Indemnitee shall be deemed to have acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company if Indemnitee’s actions or omissions to act are taken in good faith reliance upon the records of the Company, including its financial statements, or upon information, opinions, reports or statements furnished to Indemnitee by the officers or employees of the Company in the course of their duties, or by committees of the Company Board, or by any other person (including legal counsel, accountants and financial advisors) as to matters Indemnitee reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. The provisions of this Section 11(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(e)     The knowledge and/or actions, or failure to act, of any director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

12.     Remedies of Indemnitee.

(a)     In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10(a) of this Agreement within the time period specified in Section 11(b) of this Agreement, (iv) payment of indemnification is not made pursuant to Section 5 or 6 or the last sentence of Section 10(a) of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (v) payment of indemnification pursuant to Section 3 or 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her sole option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

(b)     In the event that a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c)     If a determination shall have been made pursuant to Section 10(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent a prohibition of such indemnification under applicable law.

(d)     The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(e)     The Company shall indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefor) advance, to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 or other applicable law, such Expenses to Indemnitee which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from the Company under this Agreement, any other agreement or provision of the Company’s Constituent Documents or under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

13.     Liability Insurance. The Company represents to Indemnitee that it presently has in place certain directors’ and officers’ liability insurance policies covering the directors and officers of the Company and any other Enterprise for losses from wrongful acts. Subject only to the provisions of this Section 13, the Company agrees that for the duration of Indemnitee’s service as a director and/or officer of the Company and/or any other Enterprise, and thereafter for so long as Indemnitee shall be subject to any pending or possible Proceeding, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to cause to be maintained in effect one or more policies of directors’ and officers’ liability insurance with reputable insurers providing coverage for directors and/or officers of the Company and any other Enterprise that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, that the premium costs for such insurance are disproportionate to the amount of coverage provided, that the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or that Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. The Company shall promptly notify Indemnitee of any good faith determination not to provide such coverage.

14.     Non-Exclusivity; Survival of Rights; Subrogation.

(a)     The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Constituent Documents, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Texas law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s Constituent Documents and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)     To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees or agents of the Company or of any other Enterprise which such person serves at the request of the Company, Indemnitee shall be an insured under such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. The Company may, but will not be required to, create a trust fund, grant a security interest or use other means, including, without limitation, a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy the obligations to indemnify and advance Expenses pursuant to this Agreement. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company and Indemnitee shall mutually cooperate and take all reasonable actions to cause such insurers to pay on behalf of the insureds, all amounts payable as a result of such proceeding in accordance with the terms of all applicable policies.

(c)     In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(d)     The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other Enterprise.

15.     Duration of Agreement, Successors and Assigns. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after Indemnitee has ceased to occupy any positions or have any relationships described in Section 2 of this Agreement; and (b) the final termination of all actions, suits, proceedings or investigations pending or threatened during such ten (10) year period to which Indemnitee may be subject by reason of the fact that Indemnitee is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise which Indemnitee served at the request of the Company or by reason of anything done or not done by Indemnitee in any such capacity. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of and be enforceable by Indemnitee and his or her personal and legal representatives, heirs, executors, administrators, distributees, legatees and other successors.

16.     Severability. If any provision or provisions of this Agreement or any application of any provision hereof shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby. In the event that any court shall decline to reform a provision of the Agreement held to be invalid, unenforceable or otherwise illegal as contemplated by the preceding sentence, the parties hereto shall take all actions as may be necessary or appropriate to replace the provision so held to be invalid, unenforceable or otherwise illegal with one or more alternative provisions that effectuate the purpose and intent of the original provisions of this Agreement as fully as possible without being invalid, unenforceable or otherwise illegal.

17.     Other Provisions.

(a)     The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of one or more Enterprises, and the Company acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve and continuing to serve as a director or officer of one or more Enterprises.

(b)     The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company’s Constituent Documents, vote of its shareholders or disinterested directors or applicable law.

(c)     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Constituent Documents and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

(d)     The indemnification and advancement of Expenses provided by or granted pursuant to this Agreement shall apply to Indemnitee’s service as a (i) director or officer of the Company prior to the date of this Agreement and (ii) director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of any other Enterprise which Indemnitee served at the request of the Company prior to the date of this Agreement.

(e)     Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

18.     Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

19.     Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service, addressed to the Company (to the attention of the Secretary of the Company) and to Indemnitee at the addresses shown on the signature page hereto, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

20.     Contribution. To the fullest extent permissible by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents other than Indemnitee) and Indemnitee in connection with such event(s) and/or transaction(s).

21.     Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12 of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the state courts of the State of Texas, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the courts of the State of Texas for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in a court of the State of Texas, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in a court of the State of Texas has been brought in an improper or inconvenient forum.

22.     Injunctive Relief. The Company and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult to prove, and further agree that such breach may cause Indemnitee and the Company irreparable harm. Accordingly, the parties hereto agree that the parties may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, they shall not be precluded from seeking or obtaining any other relief to which they may be entitled. The Company and Indemnitee further agree that they shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company and Indemnitee acknowledge that in the absence of a waiver, a bond or undertaking may be required by a court of the State of Texas, and they hereby waive any such requirement of such a bond or undertaking.

23.     Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers or other advisors under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

24.     Employment Rights. Nothing in this Agreement is intended to create in Indemnitee any right to employment or continued employment.

25.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

26.     Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Indemnification Agreement to be signed as of the day and year first above written.

RUSH ENTERPRISES, INC. By: Name: Title:
[INDEMNITEE] By: Name: